                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                            AUGUST 18, 1997 (Item 4)
                          ____________________________

                              NORAM ENERGY CORP.*
                           (FORMERLY HI MERGER, INC.)
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-13265               76-0511406
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)

            1111 LOUISIANA
            HOUSTON, TEXAS                          77002
(Address of principal executive offices)          (ZIP Code)


      Registrant's telephone number, including area code:  (713) 207-3000
                          ____________________________

                              NORAM ENERGY CORP.*
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-3751                72-0120530
(State or other jurisdiction       (Commission          (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)

        1600 SMITH, 32ND FLOOR
            HOUSTON, TEXAS                          77002
(Address of principal executive offices)          (ZIP Code)


      Registrant's telephone number, including area code:  (713) 654-5699
                          ____________________________

*On August 6, 1997, NorAm Energy Corp. (Old NorAm) merged with and into HI Merger, Inc., a subsidiary of Houston Industries Incorporated. HI Merger, Inc. was renamed NorAm Energy Corp. (New NorAm) effective upon consummation of the merger. This Form 8-K/A relates to both Old NorAm and New NorAm.

          NorAm Energy Corp., a Delaware corporation (New NorAm), formerly HI Merger, Inc., hereby amends and restates, on behalf of itself and its corporate predecessor, "NorAm Energy Corp." (Old NorAm), Item 4 and Item 7 of their Current Report on Form 8-K as filed on August 21, 1997, to read as follows:

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On August 18, 1997, the Board of Directors of New NorAm dismissed Coopers & Lybrand L.L.P. (Former Accountants) as independent auditors for New NorAm. Pursuant to resolutions adopted by the Board of Directors of New Noram, Deloitte & Touche LLP has been engaged as New NorAm's new independent auditors (New Accountants) effective August 18, 1997. The Board of Directors' decision to retain the New Accountants was based on the fact that the New Accountants are the independent auditors for HI and its other consolidated subsidiaries and management's desire to consolidate external audit functions within one firm.

          The Former Accountants' reports on Old NorAm's financial statements as of and for the fiscal years ended December 31, 1995 and 1996 did not contain an adverse opinion or a disclaimer of opinion and its reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During Old NorAm's two most recent fiscal years ending December 31, 1995 and 1996, respectively, and the subsequent interim period (through August 18, 1997), there have been no disagreements with the Former Accountants, which would have caused the Former Accountants to make a reference to the subject matter of the disagreement in connection with its report. During Old NorAm's two most recent fiscal years, ending December 31, 1995 and 1996, respectively, and subsequent interim period (through August 18, 1997), there did not occur any of the events listed in Item 304(a)(1)(v) (A) through (D) of Regulation S-K.

          During Old NorAm's two most recent fiscal years (1995 and 1996) and subsequent interim period (through August 18, 1997), neither Old NorAm nor anyone acting on its behalf consulted the New Accountants regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on Old NorAm's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K, Item 304 and the related instructions), or a reportable event (as described in paragraph (a)(1)(v) of Regulation S-K, Item 304).

          Reference is made to Exhibit 16.1 attached hereto for a letter from the Former Accountants addressed to the Securities and Exchange Commission stating that such accountants agree with the disclosure applicable to them and contained in this Item 4.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            The following exhibit is filed herewith.

       16.1 Letter dated September 12, 1997, of Coopers & Lybrand L.L.P. to the SEC in accordance with subparagraph (a)(3) of Item 304 of Regulation S-K.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NORAM ENERGY CORP.
                                  (FORMERLY HI MERGER, INC.)
                                  (Registrant)


                                        /s/ Mary P. Ricciardello
                                     ----------------------------------------
                                            Mary P. Ricciardello
                                      Vice President and Comptroller



Date: September 12, 1997

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NORAM ENERGY CORP.
                                  (Registrant)



                                        /s/ Mary P. Ricciardello
                                     -----------------------------------
                                            Mary P. Ricciardello
                                       Vice President and Comptroller



Date: September 12, 1997